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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)              November 20, 2000


                         Provident Financial Group, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         Ohio                         1-8019                     31-0982792
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(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

One East Fourth Street, Cincinnati, Ohio                               45202
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(Address of principal executive offices)                              Zip Code


Registrant's telephone number, including area code  (513) 579-2000
                                                   ---------------



          (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

         On November 20, 2000, Provident Financial Group, Inc., an Ohio corporation (the "Company"), entered into an Underwriting Agreement relating to the sale of $12,500,000 aggregate liquidation amount of 10 1/4% Trust Preferred Securities of Provident Capital Trust III under a registration statement on Form S-3 (No. 333-93603) (the "Registration Statement). This Current Report on Form 8-K is being filed for the purpose of filing certain exhibits to the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

              1     Underwriting Agreement

              8 Opinion of Keating, Muething & Klekamp, P.L.L. regarding tax matters

              12.1 Computation of Ratios of Earnings to Fixed Charges (incorporated by reference to the Company's Form 8-K filing made November 8, 2000)

              12.2 Computation of Ratio of Earnings to Combined Fixed Charges and Preferred Stock Dividends (incorporated by reference to the Company's Form 8-K filing made November 8, 2000)


              23.4 Consent of Keating, Muething & Klekamp, P.L.L. (included in Exhibit 8)


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PROVIDENT FINANCIAL GROUP, INC.



Date: November 22, 2000                    By: /s/ Mark E. Magee
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                                               Mark E. Magee
                                               Vice President and Secretary